UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2013

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 3, 2013, Crown Holdings, Inc. (the “Company”) filed a current report on Form 8-K reflecting changes issued by the FASB to the presentation of comprehensive income. These changes give companies the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The changes eliminated the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income were not changed. Additionally, no changes were made to the calculation and presentation of earnings per share. Other than changes to presentation, these changes had no impact on the Company’s consolidated financial statements. The financial statements included in this report are presented in accordance with these changes and all prior period information has been reclassified. This information is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.01	Regulation FD Disclosure

The Company intends to offer $500 million in aggregate principal amount of senior notes due 2023 (the “New Notes”). The New Notes will be issued by Crown Americas LLC and Crown Americas Capital Corp. IV, each of which is a subsidiary of the Company, and will be unconditionally guaranteed by the Company and certain of its subsidiaries.

The Company intends to use the net proceeds of the offering to redeem the Company’s outstanding $400 million senior notes due 2017 (the “2017 Notes”) and to pay premiums associated therewith, for general corporate purposes, including the temporary repayment of amounts outstanding under the Company’s senior secured revolving credit facilities, and for payment of related fees and expenses.

The New Notes will be issued through a private placement and resold by initial purchasers to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and Regulation S. The New Notes will not be registered under the Securities Act and cannot be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This does not constitute an offer to sell or the solicitation of an offer to buy any security in any jurisdiction in which such offer or sale would be unlawful.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the contemplated size of a note offering, possible completion of a note offering, the prospective impact of a note offering and plans to repay certain indebtedness (including the terms and success of such repayment), which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ include, without limitation, that the note offering is subject to market conditions and a number of other conditions and approvals and the final terms may vary substantially as a result of market and other conditions. There can be no assurance that the note offering will be completed as described herein or at all. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2011 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Certain Information

Attached as Exhibit 99.2 to the report are selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with the private placement. There can be no assurance that the placement will be completed as described in the offering memorandum or at all.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 23	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Certain Financial Information

Exhibit 99.2	Selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with its private placement

The information in Exhibit 99.2 in this Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2013	CROWN HOLDINGS, INC.

	By:	/s/ KEVIN C. CLOTHIER
	Name:	Kevin C. Clothier
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit	Description

Exhibit 23	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Certain Financial Information

Exhibit 99.2	Selected portions of information from an offering memorandum that the Company expects to disclose to investors in connection with its private placement

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